Forester Value Fund

The following information supplements the section of the Statement of Additional Information titled “Determination of Net Asset Value” on page 9 of the Statement of Additional Information:

Options are valued at the last sales price on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price.

A Statement of Additional Information has been filed with the Securities and Exchange Commission dated July 29, 2005, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-388-0365.